                                                                      Exhibit 99

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND MAJOR PRODUCT GROUPS
Three Months Ended June 30,
(Unaudited; Amounts in thousands)


                                                       United States
                                          2003            2002            % Change
                                       -------------------------------------------
BD MEDICAL SYSTEMS
   Medical Surgical                    $190,831         $175,185 *           8.9
   Consumer Health Care                  81,329           70,122 *          16.0
   Pharmaceutical Systems                28,029           19,909            40.8
   Ophthalmic Systems                     5,847            6,804           (14.1)
---------------------------------------------------------------------------------
TOTAL                                  $306,036         $272,020            12.5
---------------------------------------------------------------------------------

BD CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions             $102,869         $ 97,306             5.7
   Diagnostic Systems                    88,019           77,670            13.3
---------------------------------------------------------------------------------
TOTAL                                  $190,888         $174,976             9.1
---------------------------------------------------------------------------------

BD BIOSCIENCES
   Discovery Labware                   $ 25,053         $ 26,643            (6.0)
   Immunocytometry & Reagents:
      Flow Cytometry Instruments
         & Reagents                      34,960           27,668            26.4
      Molecular Biology Reagents          8,091           10,187 *         (20.6)
      Immunology/Cell Biology Reagents   18,060           17,155             5.3
---------------------------------------------------------------------------------
   Total Immunocytometry & Reagents      61,111           55,010 *          11.1
---------------------------------------------------------------------------------
TOTAL                                  $ 86,164         $ 81,653 *           5.5
---------------------------------------------------------------------------------

TOTAL UNITED STATES                    $583,088         $528,649 *          10.3
---------------------------------------------------------------------------------


* Prior year data reclassified to conform to current year presentation

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND MAJOR PRODUCT GROUPS
Three Months Ended June 30, (continued)
(Unaudited; Amounts in thousands)


                                                             International
                                       ------------------------------------------------------------------
                                                                             % Change
                                                                         ----------------------
                                         2003            2002            Reported   FX Neutral  FX Impact
                                       ------------------------------------------------------------------
BD MEDICAL SYSTEMS
   Medical Surgical                    $179,543        $148,457             20.9        12.8        8.1
   Consumer Health Care                  55,785          45,361             23.0        10.5       12.5
   Pharmaceutical Systems                99,319          71,210             39.5        17.5       22.0
   Ophthalmic Systems                     7,745           7,128              8.7        (5.4)      14.1
--------------------------------------------------------------------------------------------------------
TOTAL                                  $342,392        $272,156             25.8        13.1       12.7
--------------------------------------------------------------------------------------------------------

BD CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions             $ 77,503        $ 65,551             18.2         5.8       12.4
   Diagnostic Systems                    69,792          57,503             21.4         9.0       12.4
--------------------------------------------------------------------------------------------------------
TOTAL                                  $147,295        $123,054             19.7         7.3       12.4
--------------------------------------------------------------------------------------------------------

BD BIOSCIENCES
   Discovery Labware                   $ 21,596        $ 16,993             27.1        13.1       14.0
   Immunocytometry & Reagents:
      Flow Cytometry Instruments
         & Reagents                      49,121          38,659             27.1        11.2       15.9
      Molecular Biology Reagents          7,720           8,021 *           (3.8)      (14.0)      10.2
      Immunology/Cell Biology Reagents   14,157          10,928             29.5        13.7       15.8
--------------------------------------------------------------------------------------------------------
   Total Immunocytometry & Reagents      70,998          57,608 *           23.2         8.1       15.1
--------------------------------------------------------------------------------------------------------
TOTAL                                  $ 92,594        $ 74,601 *           24.1         9.3       14.8
--------------------------------------------------------------------------------------------------------
TOTAL INTERNATIONAL                    $582,281        $469,811 *           23.9        11.0       12.9
--------------------------------------------------------------------------------------------------------

* Prior year data reclassified to conform to current year presentation

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND MAJOR PRODUCT GROUPS
Three Months Ended June 30, (continued)
(Unaudited; Amounts in thousands)


                                                                  Total
                                       -------------------------------------------------------------------
                                                                              % Change
                                                                        -----------------------
                                          2003            2002            Reported   FX Neutral  FX Impact
                                       -------------------------------------------------------------------
BD MEDICAL SYSTEMS
   Medical Surgical                    $  370,374       $323,642  *          14.4        10.7        3.7
   Consumer Health Care                   137,114        115,483  *          18.7        13.8        4.9
   Pharmaceutical Systems                 127,348         91,119             39.8        22.6       17.2
   Ophthalmic Systems                      13,592         13,932             (2.4)       (9.6)       7.2
--------------------------------------------------------------------------------------------------------
TOTAL                                  $  648,428       $544,176             19.2        12.8        6.4
--------------------------------------------------------------------------------------------------------

BD CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions             $  180,372       $162,857             10.8         5.8        5.0
   Diagnostic Systems                     157,811        135,173             16.7        11.5        5.2
--------------------------------------------------------------------------------------------------------
TOTAL                                  $  338,183       $298,030             13.5         8.4        5.1
--------------------------------------------------------------------------------------------------------

BD BIOSCIENCES
   Discovery Labware                   $   46,649       $ 43,636              6.9         1.5        5.4
   Immunocytometry & Reagents:
      Flow Cytometry Instruments
         & Reagents                        84,081         66,327             26.8        17.5        9.3
      Molecular Biology Reagents           15,811         18,208            (13.2)      (17.7)       4.5
      Immunology/Cell Biology Reagents     32,217         28,083             14.7         8.6        6.1
--------------------------------------------------------------------------------------------------------
   Total Immunocytometry & Reagents       132,109        112,618             17.3         9.6        7.7
--------------------------------------------------------------------------------------------------------
TOTAL                                  $  178,758       $156,254             14.4         7.3        7.1
--------------------------------------------------------------------------------------------------------
TOTAL REVENUES                         $1,165,369       $998,460             16.7        10.6        6.1
--------------------------------------------------------------------------------------------------------

* Prior year data reclassified to conform to current year presentation

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND MAJOR PRODUCT GROUPS
Nine Months Ended June 30,
(Unaudited; Amounts in thousands)


                                                    United States
                                       ----------------------------------------
                                           2003         2002           % Change
                                       ----------------------------------------
BD MEDICAL SYSTEMS
  Medical Surgical                     $  564,313   $  512,264 *          10.2
   Consumer Health Care                   240,483      209,337 *          14.9
   Pharmaceutical Systems                  72,351       50,827            42.3
   Ophthalmic Systems                      18,109       19,567            (7.5)
-------------------------------------------------------------------------------
TOTAL                                  $  895,256   $  791,995            13.0
-------------------------------------------------------------------------------

BD CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions             $  306,850   $  277,118            10.7
   Diagnostic Systems                     281,776      263,748             6.8
-------------------------------------------------------------------------------
TOTAL                                  $  588,626   $  540,866             8.8
-------------------------------------------------------------------------------

BD BIOSCIENCES
   Discovery Labware                   $   71,399   $   72,545            (1.6)
   Immunocytometry & Reagents:
      Flow Cytometry Instruments
         & Reagents                        87,300       88,078            (0.9)
      Molecular Biology Reagents           24,353       30,668 *         (20.6)
      Immunology/Cell Biology Reagents     50,994       48,413             5.3
-------------------------------------------------------------------------------
   Total Immunocytometry & Reagents       162,647      167,159 *          (2.7)
-------------------------------------------------------------------------------
TOTAL                                  $  234,046   $  239,704 *          (2.4)
-------------------------------------------------------------------------------
TOTAL UNITED STATES                    $1,717,928   $1,572,565 *           9.2
-------------------------------------------------------------------------------


* Prior year data reclassified to conform to current year presentation

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND MAJOR PRODUCT GROUPS
Nine Months Ended June 30,  (continued)
(Unaudited; Amounts in thousands)


                                                             International
                                       -----------------------------------------------------------------
                                                                             % Change
                                                                        ---------------------
                                         2003         2002              Reported   FX Neutral  FX Impact
                                       -----------------------------------------------------------------
BD MEDICAL SYSTEMS
   Medical Surgical                    $  492,978   $  438,598             12.4         6.8        5.6
   Consumer Health Care                   150,008      136,800              9.7         1.2        8.5
   Pharmaceutical Systems                 262,048      190,776             37.4        19.8       17.6
   Ophthalmic Systems                      21,594       19,421             11.2        (0.5)      11.7
-------------------------------------------------------------------------------------------------------
TOTAL                                  $  926,628   $  785,595             18.0         8.8        9.2
-------------------------------------------------------------------------------------------------------

BD CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions             $  216,782   $  188,802             14.8         5.0        9.8
   Diagnostic Systems                     221,229      180,768             22.4        13.4        9.0
-------------------------------------------------------------------------------------------------------
TOTAL                                  $  438,011   $  369,570             18.5         9.1        9.4
-------------------------------------------------------------------------------------------------------

BD BIOSCIENCES
   Discovery Labware                   $   60,511   $   49,566             22.1        11.3       10.8
   Immunocytometry & Reagents:
      Flow Cytometry Instruments
         & Reagents                       144,313      123,604             16.8         4.6       12.2
      Molecular Biology Reagents           24,501       23,999  *           2.1        (6.8)       8.9
      Immunology/Cell Biology Reagents     39,166       31,478             24.4        11.5       12.9
-------------------------------------------------------------------------------------------------------
   Total Immunocytometry & Reagents       207,980      179,081  *          16.1         4.3       11.8
-------------------------------------------------------------------------------------------------------
TOTAL                                  $  268,491   $  228,647  *          17.4         5.8       11.6
-------------------------------------------------------------------------------------------------------
TOTAL INTERNATIONAL                    $1,633,130   $1,383,812  *          18.0         8.4        9.6
-------------------------------------------------------------------------------------------------------

* Prior year data reclassified to conform to current year presentation

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND MAJOR PRODUCT GROUPS
Nine Months Ended June 30, (continued)
(Unaudited; Amounts in thousands)



                                                                Total
                                       -----------------------------------------------------------------
                                                                           % Change
                                                                       ---------------------
                                         2003         2002             Reported   FX Neutral   FX Impact
                                       -----------------------------------------------------------------
BD MEDICAL SYSTEMS
   Medical Surgical                    $1,057,291   $  950,862  *          11.2         8.6        2.6
   Consumer Health Care                   390,491      346,137  *          12.8         9.5        3.3
   Pharmaceutical Systems                 334,399      241,603             38.4        24.5       13.9
   Ophthalmic Systems                      39,703       38,988              1.8        (4.0)       5.8
-------------------------------------------------------------------------------------------------------
TOTAL                                  $1,821,884   $1,577,590             15.5        10.9        4.6
-------------------------------------------------------------------------------------------------------

BD CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions             $  523,632   $  465,920             12.4         8.4        4.0
   Diagnostic Systems                     503,005      444,516             13.2         9.5        3.7
-------------------------------------------------------------------------------------------------------
TOTAL                                  $1,026,637   $  910,436             12.8         8.9        3.9
-------------------------------------------------------------------------------------------------------

BD BIOSCIENCES
   Discovery Labware                   $  131,910   $  122,111              8.0         3.7        4.3
   Immunocytometry & Reagents:
      Flow Cytometry Instruments
         & Reagents                       231,613      211,682              9.4         2.3        7.1
      Molecular Biology Reagents           48,854       54,667            (10.6)      (14.5)       3.9
      Immunology/Cell Biology Reagents     90,160       79,891             12.9         7.8        5.1
-------------------------------------------------------------------------------------------------------
   Total Immunocytometry & Reagents       370,627      346,240              7.0         0.9        6.1
-------------------------------------------------------------------------------------------------------
TOTAL                                  $  502,537   $  468,351              7.3         1.6        5.7
-------------------------------------------------------------------------------------------------------
TOTAL REVENUES                         $3,351,058   $2,956,377             13.4         8.8        4.6
-------------------------------------------------------------------------------------------------------



* Prior year data reclassified to conform to current year presentation